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                                   Eaton Vance
                        VT Worldwide Health Sciences Fund
                            Supplement to Prospectus
                                dated May 1, 2003


Effective January 1, 2004, the following replaces the first sentence under the heading "VT Worldwide Health Sciences Fund" under "Investment Objectives and Principal Policies and Risks":

     The VT Worldwide Health Sciences Fund's investment objective is to seek long-term capital growth by investing in a worldwide and diversified portfolio of health sciences companies.


January 28, 2004